Exhibit 10.4

Execution Version

FOURTH AMENDMENT

TO

CREDIT AGREEMENT

AMONG

REX ENERGY CORPORATION,

as Borrower,

KEYBANK NATIONAL ASSOCIATION,

as Administrative Agent,

and

The Lenders Signatory Hereto

Effective as of December 18, 2009

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”) executed effective as of the 18th of December, 2009 (the “Fourth Amendment Effective Date”) is among REX ENERGY CORPORATION, a corporation formed under the laws of the State of Delaware (the “Borrower”); KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”), and the Lenders signatory hereto.

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of September 28, 2007, as amended by that certain First Amendment dated as of April 14, 2008, as amended by that certain Second Amendment dated as of December 23, 2008, as amended by that certain Third Amendment dated as of April 20, 2009 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower has informed the Administrative Agent that it formed R.E. Gas Development, LLC, a Delaware limited liability company and wholly owned Subsidiary of the Borrower (“R.E. Gas”), and inadvertently failed to inform the Administrative Agent that it was forming R.E. Gas and cause R.E. Gas to become a Guarantor in accordance with the requirements of Sections 9.15 and 8.14(b), respectively, of the Credit Agreement (the “Non-Compliance Event”).

C. The Borrower has requested that the Administrative Agent and the Lenders waive the Non-Compliance Event, and the Administrative Agent and the Lenders have agreed to waive the Non-Compliance Event subject to the terms and conditions of this Fourth Amendment.

D. The Borrower, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement to permit an investment by R.E. Gas in a joint venture, in an amount in excess of the amount permitted by Section 9.05 of the Credit Agreement.

E. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fourth Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this Fourth Amendment refer to the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02. Section 1.02 is hereby amended by adding the following definitions in the appropriate alphabetical order:

“‘Keystone’ means Keystone Midstream Services, LLC, a Delaware limited liability company.

‘R.E. Gas’ means R.E. Gas Development, a Delaware limited liability company.”

2.2 Amendment to Section 9.05. Section 9.05 is hereby amended by adding the following sub-section (r):

“(r) Investment by R.E. Gas in Keystone in an amount not to exceed $10,000,000 in cash and $1,800,000 in Property.”

Section 3 Limited Waiver. In reliance on the representations and warranties set forth in Section 5 below and subject to the satisfaction of the conditions set forth in Section 4 below, the Administrative Agent and the Lenders hereby waive the Non-Compliance Event.

Section 4. Conditions Precedent. The effectiveness of this Fourth Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 4, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

4.1 Fourth Amendment. The Administrative Agent shall have received multiple counterparts as requested of this Fourth Amendment from the Borrower and each Lender.

4.2 Assumption Agreement and Supplement. The Administrative Agent shall have received multiple counterparts of the Assumption Agreement to the Guaranty Agreement in the form of Annex II thereto executed by R.E. Gas and the Supplement to the Guarantee Agreement in the form of Annex III thereto executed by the Borrower.

4.3 Payment of Outstanding Invoices. Payment by the Borrower to the Administrative Agent of all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower (including, but not limited to the fees of Vinson & Elkins L.L.P.).

4.4 No Default. No Default or Event of Default other than the Non-Compliance Event shall have occurred and be continuing as of the Fourth Amendment Effective Date.

Section 5. Representations and Warranties; Etc. The Borrower hereby affirms: (a) that as of the date of execution and delivery of this Fourth Amendment, all of the representations and warranties contained in each Loan Document to which the Borrower is a party are true and correct in all material respects as though made on and as of the Fourth Amendment Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this Fourth Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

Section 6. Miscellaneous.

6.1 Confirmation. The provisions of the Credit Agreement (as amended by this Fourth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fourth Amendment.

6.2 Ratification and Affirmation of the Borrower. The Borrower hereby expressly (a) acknowledges the terms of this Fourth Amendment, (b) ratifies and affirms its obligations under the Credit Agreement and the other Security Instruments to which it is a party, and (c) acknowledges, renews and extends its continued liability under the Credit Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

6.3 Counterparts. This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.4 Limited Waiver. Neither the execution by the Administrative Agent or the Lenders of this Fourth Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any defaults which may exist (other than the Non-Compliance Event as waived herein), or which may occur in the future under the Credit Agreement and/or the other Loan Documents, or any future defaults of the same provision waived hereunder (collectively “Other Violations”). Similarly, nothing contained in this Fourth Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Other Violations, (b) amend or alter any provision of the Credit Agreement (except as specifically amended herein), the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument. Nothing in this Fourth Amendment shall be construed to be a consent by the Administrative Agent or the Lenders to any Other Violations.

6.5 No Oral Agreement. THIS WRITTEN FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

6.6 Governing Law. THIS FOURTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

6.7 Release of Lenders. IN CONSIDERATION OF THIS FOURTH AMENDMENT AND, SUBJECT TO THE CONDITIONS STATED HEREIN, THE

BORROWER HEREBY RELEASES, ACQUITS, FOREVER DISCHARGES, AND COVENANTS NOT TO SUE, THE ADMINISTRATIVE AGENT AND EACH OF THE LENDERS, ALONG WITH ALL OF THEIR BENEFICIARIES, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SERVANTS, ATTORNEYS AND REPRESENTATIVES, AS WELL AS THEIR RESPECTIVE HEIRS, EXECUTORS, LEGAL REPRESENTATIVES, ADMINISTRATORS, PREDECESSORS IN INTEREST, SUCCESSORS AND ASSIGNS (EACH INDIVIDUALLY, A “RELEASED PARTY” AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ANY AND ALL CLAIMS, DEMANDS, DEBTS, LIABILITIES, SUITS, OFFSETS AGAINST THE INDEBTEDNESS EVIDENCED BY THE LOAN DOCUMENTS AND ACTIONS, CAUSES OF ACTION OR CLAIMS FOR RELIEF OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED BY BORROWER OR ANY OBLIGOR, WHICH BORROWER, ANY OBLIGOR, OR ANY SUBSIDIARY MAY HAVE OR WHICH MAY HEREAFTER ACCRUE RELATED TO ANY ACTIONS OR FACTS OCCURRING PRIOR TO THE FOURTH AMENDMENT EFFECTIVE DATE AGAINST ANY RELEASED PARTY, FOR OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER OCCURRING ON OR PRIOR TO THE FOURTH AMENDMENT EFFECTIVE DATE, WHICH RELATE TO, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY THE CREDIT AGREEMENT, ANY HEDGING AGREEMENT, ANY NOTE, ANY SECURITY INSTRUMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS EVIDENCED THEREBY, INCLUDING, WITHOUT LIMITATION, ANY DISBURSEMENTS UNDER THE CREDIT AGREEMENT, ANY HEDGING AGREEMENT, ANY NOTES, THE NEGOTIATION OF ANY OF THE CREDIT AGREEMENT, THE SWAP AGREEMENTS, THE NOTES, OR THE OTHER LOAN DOCUMENTS, THE TERMS THEREOF, OR THE APPROVAL, ADMINISTRATION, ENFORCEMENT OR SERVICING THEREOF.

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed effective as of the Fourth Amendment Effective Date.

BORROWER:

REX ENERGY CORPORATION

By:	/s/ Benjamin W. Hulburt
Name:	Benjamin W. Hulburt
Title:	President and Chief Executive Officer

ADMINISTRATIVE AGENT:

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent and Lender

By:	/s/ Todd Coker
Name:	Todd Coker
Title:	Assistant Vice President

LENDERS:

BNP PARIBAS

By:	/s/ Betsy Jocher
Name:	Betsy Jocher
Title:	Director

By:	/s/ Edward Pak
Name:	Edward Pak
Title:	Vice President

ALLIED IRISH BANK

By:	/s/ David O’Driscoll
Name:	David O’Driscoll
Title:	Assistant Vice President

By:	/s/ Vaughn Buck
Name:	Vaughn Buck
Title:	Executive Vice President

M&T BANK

By:	/s/ David Ladori
Name:	David Ladori
Title:	Vice President

CAPITAL ONE, N.A.

By:	/s/ James McBride
Name:	James McBride
Title:	Executive Vice President